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                                                                    EXHIBIT 9(c)

[LOGO OF USAA APPEARS HERE]   USAA LIFE INVESTMENT TRUST
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                                                        February 7, 1997

USAA Life Insurance Company
9800 Fredericksburg Road
San Antonio, Texas 78288


        RE: APPOINTMENT AS TRANSFER AGENT AND DIVIDEND DISBURSING AGENT FOR EACH NEW SERIES OF USAA LIFE INVESTMENT TRUST
             -------------------------------------------------------

Executives:

        Pursuant to Section 14 of the Transfer Agent Agreement, dated December 15, 1996, ("Agreement"), please be advised that the Trust desires to retain the services of USAA Life Insurance Company ("Company") as Transfer Agent and Dividend Disbursing Agent, under the terms of the Agreement, for two new series of the Trust, namely the USAA Life Variable Annuity Aggressive Growth Fund and USAA Life Variable Annuity International Fund (each, a "New Fund").

        Kindly acknowledge the Company's agreement to render such services by signing in the space indicated below.


                                USAA LIFE INVESTMENT TRUST


                                BY: /s/ EDWIN L. ROSANE
                                   ------------------------------------
                                    EDWIN L. ROSANE
                                    President

ATTEST:


/s/ R. T. HALINSKI, JR.
-----------------------
    R.T. HALINSKI, JR.
    Secretary


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                      [LETTERHEAD OF USAA APPEARS HERE]

        The undersigned hereby agrees to render services as Transfer Agent and Dividend Disbursing Agent, under the terms of the Agreement, for each New Fund.


                                        USAA LIFE INSURANCE COMPANY



                                        BY: /s/ EDWIN L. ROSANE
                                           --------------------------
                                                EDWIN L. ROSANE
                                                President

ATTEST:



/s/ R. T. HALINSKI, JR.
-----------------------
    R. T. HALINSKI, JR.
    Assistant Secretary